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                                                                      EXHIBIT 21

                                  SUBSIDIARIES

     Johnson & Johnson, a New Jersey corporation, has the domestic and international subsidiaries shown below. Certain domestic subsidiaries and international subsidiaries are not named because they are not significant in the aggregate. Johnson & Johnson has no parent.

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                                                                           JURISDICTION OF
                         NAME OF SUBSIDIARY                                 ORGANIZATION
                         ------------------                             ---------------------
Domestic Subsidiaries:
     Ethicon Endo Surgery, Inc. .....................................   Ohio
     Ethicon, Inc. ..................................................   Ohio
     Iolab Corporation...............................................   California
     Janssen Pharmaceutica Inc. .....................................   New Jersey
     Johnson & Johnson Clincal Diagnostics, Inc. ....................   New York
     Johnson & Johnson Consumer Products, Inc. ......................   New Jersey
     Johnson & Johnson Development Corporation.......................   New Jersey
     Johnson & Johnson Finance Corporation...........................   New Jersey
     Johnson & Johnson Health Care Systems, Inc. ....................   New Jersey
     Johnson & Johnson International.................................   New Jersey
     Johnson & Johnson Japan Inc. ...................................   New Jersey
     Johnson & Johnson Medical, Inc. ................................   New Jersey
     Johnson & Johnson -- Merck Consumer Pharmaceuticals Co. ........   New Jersey
     Johnson & Johnson (Middle East) Inc. ...........................   New Jersey
     Johnson & Johnson Professional, Inc. ...........................   New Jersey
     Johnson & Johnson (Russia), Inc. ...............................   New Jersey
     Johnson & Johnson Slovakia, Ltd. ...............................   New Jersey
     Johnson & Johnson Vision Products, Inc. ........................   Florida
     Johnson & Johnson S.E., Inc. ...................................   New Jersey
     JJHC, Inc. .....................................................   Delaware
     LifeScan, Inc. .................................................   California
     McNEIL-PPC, Inc. ...............................................   New Jersey
     McNeilab, Inc. .................................................   Pennsylvania
     Mitek Surgical Products, Inc. ..................................   Delaware
     Neutrogena Corporation..........................................   Delaware
     Noramco, Inc. ..................................................   Georgia
     Ortho Biotech Inc. .............................................   New Jersey
     Ortho Diagnostic Systems Inc. ..................................   New Jersey
     Ortho Pharmaceutical Corporation................................   Delaware
     Site Microsurgical Systems, Inc. ...............................   Pennsylvania
     Therakos, Inc. .................................................   Florida
International Subsidiaries:
     Chicopee B.V. ..................................................   Netherlands
     Cilag AB........................................................   Sweden
     Cilag AG........................................................   Switzerland
     Cilag AG International..........................................   Switzerland
     Cilag AG Pharmaceuticals........................................   Switzerland
     Cilag de Mexico, S.A. de C.V. ..................................   Mexico
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                                                                           JURISDICTION OF
                         NAME OF SUBSIDIARY                                 ORGANIZATION
                         ------------------                                ---------------
     Cilag Farmaceutica Ltda. .......................................   Brazil
     Cilag Ges.m.b.H. ...............................................   Austria
     Cilag G.m.b.H. .................................................   Germany
     Cilag Limited...................................................   England
     Cilag-Medicamenta, Limitada.....................................   Portugal
     Cilag N.V. .....................................................   Belgium
     Cilag Pharmaceutical K.K. ......................................   Japan
     Cilag S.A.R.L. .................................................   France
     Cilag S.p.A. ...................................................   Italy
     Dial S.A. ......................................................   France
     Dr. Molter G.m.b.H. ............................................   Germany
     Ethicon Endo-Surgery (Europe) G.m.b.H. .........................   Germany
     Ethicon G.m.b.H. & Co. KG.......................................   Germany
     Ethicon Ltd. ...................................................   Scotland
     Ethicon S.p.A. .................................................   Italy
     Ethnor Del Istmo S.A. ..........................................   Panama
     Ethnor Limited..................................................   India
     Ethnor (Proprietary) Limited....................................   South Africa
     Ethnor S.A. ....................................................   France
     Greiter AG......................................................   Switzerland
     Greiter GmbH....................................................   Austria
     Greiter Distribution AG.........................................   Switzerland
     Greiter (International) AG......................................   Switzerland
     Health Care Products S.A. ......................................   Greece
     Janssen Biotech N.V. ...........................................   Belgium
     Janssen-Cilag Pty. Limited......................................   Australia
     Janssen Farmaceutica Ltda.......................................   Brazil
     Janssen Farmaceutica Limitada...................................   Chile
     Janssen Farmaceutica Portugal, Limitada.........................   Portugal
     Janssen Farmaceutica C.A. ......................................   Venezuela
     Janssen Farmaceutica S.A. ......................................   Argentina
     Janssen Farmaceutica S.A. ......................................   Spain
     Janssen Farmaceutica S.A. ......................................   Colombia
     Janssen Farmaceutica S.A. de C.V. ..............................   Mexico
     Janssen Farmaceutica S.p.A. ....................................   Italy
     Janssen G.m.b.H. ...............................................   Germany
     Janssen International N.V. .....................................   Belgium
     Janssen K.K. ...................................................   Japan
     Janssen Korea, Ltd. ............................................   Korea
     Janssen-Kyowa Co., Ltd. ........................................   Japan
     Janssen Pharma AB...............................................   Sweden
     Janssenpharma A/S...............................................   Denmark
     Janssen Pharmaceutica AG........................................   Switzerland
     Janssen Pharmaceutica B.V. .....................................   Netherlands
     Janssen Pharmaceutica G.m.b.H...................................   Austria
     Janssen Pharmaceutica Inc. .....................................   Canada
     Janssen Pharmaceutica Limited...................................   Thailand
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                                                                           JURISDICTION OF
                         NAME OF SUBSIDIARY                                 ORGANIZATION
                        --------------------                               ---------------
     Janssen Pharmaceutica N.V. .....................................   Belgium
     Janssen Pharmaceutica (Proprietary) Limited.....................   South Africa
     Janssen Pharmaceutica S.A.C.I. .................................   Greece
     Janssen Pharmaceutical Limited..................................   England
     Janssen Pharmaceutical Limited..................................   Ireland
     Janssen Products, Inc. .........................................   Puerto Rico
     Johnson & Johnson AB............................................   Sweden
     Johnson & Johnson AG............................................   Switzerland
     Johnson & Johnson AS............................................   Denmark
     Johnson & Johnson S.A. de C.V. .................................   Mexico
     Johnson & Johnson (Angola), Limitada............................   Angola
     Johnson & Johnson de Argentina, S.A.C.e.I. .....................   Argentina
     Johnson & Johnson China, Ltd. ..................................   China
     Johnson & Johnson Clinical Diagnostics (Europe) SA..............   France
     Johnson & Johnson Clinical Diagnostics GmbH.....................   Germany
     Johnson & Johnson Clinical Diagnostics Ltd. ....................   England
     Johnson & Johnson Clinical Diagnostics SA.......................   France
     Johnson & Johnson Clinical Diagnostics SpA......................   Italy
     Johnson & Johnson de Chile S.A. ................................   Chile
     Johnson & Johnson de Colombia S.A. .............................   Colombia
     Johnson & Johnson de Costa Rica S.A. ...........................   Costa Rica
     Johnson & Johnson del Ecuador S.A. .............................   Ecuador
     Johnson & Johnson de Mexico S.A. de C.V. .......................   Mexico
     Johnson & Johnson de Uruguay S.A. ..............................   Uruguay
     Johnson & Johnson de Venezuela, S.A. ...........................   Venezuela
     Johnson & Johnson (Dominicana), C. por A. ......................   Dominican Republic
     Johnson & Johnson (Fiji) Limited................................   Fiji
     Johnson & Johnson/Gaba B.V. ....................................   Netherlands
     Johnson & Johnson G.m.b.H. .....................................   Austria
     Johnson & Johnson G.m.b.H. .....................................   Germany
     Johnson & Johnson Guatemala, S.A. ..............................   Guatemala
     Johnson & Johnson Hellas S.A. ..................................   Greece
     Johnson & Johnson Hemisferica S.A. .............................   Puerto Rico
     Johnson & Johnson (Hong Kong) Limited...........................   Hong Kong
     Johnson & Johnson Inc. .........................................   Canada
     Johnson & Johnson Industria e Comercio Ltda.....................   Brazil
     Johnson & Johnson (Ireland) Limited.............................   Ireland
     Johnson & Johnson (Jamaica) Limited.............................   Jamaica
     Johnson & Johnson Japan Diagnostics Ltd. .......................   Japan
     Johnson & Johnson (Kenya) Limited...............................   Kenya
     Johnson & Johnson Korea Ltd. ...................................   Korea
     Johnson & Johnson Kft. .........................................   Hungary
     Johnson & Johnson K.K. .........................................   Japan
     Johnson & Johnson Limitada......................................   Portugal
     Johnson & Johnson Limited.......................................   England
     Johnson & Johnson Limited.......................................   India
     Johnson & Johnson Ltd. .........................................   Russia
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                                                                           JURISDICTION OF
                         NAME OF SUBSIDIARY                                 ORGANIZATION
                         -------------------                               ---------------
     Johnson & Johnson Medical B.V. .................................   Netherlands
     Johnson & Johnson Medical G.m.b.H. .............................   Germany
     Johnson & Johnson Medical K.K. .................................   Japan
     Johnson & Johnson Medical Korea Limited.........................   Korea
     Johnson & Johnson Medial Mexico S.A. de C.V. ...................   Mexico
     Johnson & Johnson Medical Ltd. .................................   England
     Johnson & Johnson Medical Mfg. SDN. BHD.........................   Malaysia
     Johnson & Johnson Medical Products, Inc. .......................   Canada
     Johnson & Johnson Medical Pty. Ltd. ............................   Australia
     Johnson & Johnson Medical S.A. .................................   Argentina
     Johnson & Johnson Medical S.A.R.L. .............................   France
     Johnson & Johnson Morocco S.A. .................................   Morocco
     Johnson & Johnson (New Zealand) Limited.........................   New Zealand
     Johnson & Johnson Pacific Pty. Ltd. ............................   Australia
     Johnson & Johnson Pakistan (Private) Limited....................   Pakistan
     Johnson & Johnson Panama, S.A. .................................   Panama
     Johnson & Johnson (Philippines), Inc. ..........................   Philippines
     Johnson & Johnson Poland, Inc. Sp. z o.o. ......................   Poland
     Johnson & Johnson (Private) Limited.............................   Zimbabwe
     Johnson & Johnson Produtos Profissionais Ltda. .................   Brazil
     Johnson & Johnson Professional Products Ltd. ...................   England
     Johnson & Johnson Professional Products GmbH....................   Germany
     Johnson & Johnson Professional Products (Pty.) Ltd. ............   South Africa
     Johnson & Johnson (Proprietary) Limited.........................   South Africa
     Johnson & Johnson Pte. Ltd. ....................................   Singapore
     Johnson & Johnson Pty. Limited .................................   Australia
     Johnson & Johnson Research Pty. Limited.........................   Australia
     Johnson & Johnson S.A. .........................................   France
     Johnson & Johnson S.A. .........................................   Spain
     Johnson & Johnson Sante S.A. ...................................   France
     Johnson & Johnson SDN. BHD .....................................   Malaysia
     Johnson & Johnson S.p.A. .......................................   Italy
     Johnson & Johnson Spol.e.r.o. ..................................   Czech Republic
     Johnson & Johnson Taiwan Ltd. ..................................   Taiwan
     Johnson & Johnson (Thailand) Limited............................   Thailand
     Johnson & Johnson (Trinidad) Limited............................   Trinidad
     Johnson & Johnson Vision Products AB............................   Sweden
     Johnson & Johnson (Zambia) Limited..............................   Zambia
     Laboratories RoC (U.K.) Ltd. ...................................   England
     Laboratoires Janssen S.A. ......................................   France
     Laboratoires Polive S.N.C. .....................................   France
     Lifescan Canada Ltd. ...........................................   Canada
     Medos S.A. .....................................................   Switzerland
     Neutrogena Corp. S.A.R.L. ......................................   France
     Neutrogena Provence S.A.R.L. ...................................   France
     Nihon RoC K.K. .................................................   Japan
     Ortho Diagnostic Systems G.m.b.H. ..............................   Germany
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                                                                           JURISDICTION OF
                         NAME OF SUBSIDIARY                                 ORGANIZATION
                         ------------------                             ---------------------
     Ortho Diagnostic Systems K.K. ..................................   Japan
     Ortho Diagnostic Systems Limited................................   England
     Ortho Diagnostic Systems N.V. ..................................   Belgium
     Ortho Diagnostic Systems S.A. ..................................   France
     Ortho Diagnostic Systems S.p.A. ................................   Italy
     Ortho-McNeil Inc. ..............................................   Canada
     Penaten G.m.b.H. ...............................................   Germany
     Penaten Korea Limited...........................................   Korea
     Penaten Pty. Limited............................................   Australia
     Pharma Argentina S.A. ..........................................   Argentina
     P.T. Johnson & Johnson Indonesia................................   Indonesia
     RoC G.m.b.H. ...................................................   Germany
     RoC S.A. .......................................................   France
     RoC S.A./N.V. ..................................................   Belgium
     RoC S.p.A. .....................................................   Italy
     RoC Laboratoires de Dermoestetica S.A. .........................   Spain
     R.W. Johnson Pharmaceutical Research Institute..................   Switzerland
     Shanghai Johnson & Johnson Ltd..................................   China
     Surgikos, S.A. de C.V. .........................................   Mexico
     Tasmanian Alkaloids Pty. Ltd. ..................................   Australia
     Taxandria Pharmaceutica B.V. ...................................   Netherlands
     Xian-Janssen Pharmaceutical Co. Limited.........................   China
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